UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DecisionPoint Systems, Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

November 9, 2023

DEAR STOCKHOLDER:

It is a pleasure for me to extend to you an invitation to attend the 2023 Annual Meeting of Stockholders of DecisionPoint Systems, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on December 6, 2023, at 9 a.m., Pacific Time. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DPSI2023.

The Notice of 2023 Annual Meeting of Stockholders and the Proxy Statement describe the proposals to be considered and voted upon at the Annual Meeting.

We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online, by mail or by telephone, by following the instructions on the proxy card or voting instruction form included with the proxy materials.

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in DecisionPoint Systems, Inc.

/s/ Steve Smith
Steve Smith
Chief Executive Officer and Director

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF DECISIONPOINT SYSTEMS, INC.:

The Annual Meeting of Stockholders of DecisionPoint Systems, Inc. will be held on December 6, 2023, at 9 a.m., Pacific Time. We have adopted a virtual format for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DPSI2023.

The Annual Meeting is being held for the following purposes:

1.      To elect six directors to our Board of Directors;

2.      To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters virtually during the Annual Meeting, or by proxy in advance of the Annual Meeting by telephone, by mail or online. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting:

•        Vote online or by telephone, by following the instructions on the proxy card or voting instruction form included with your proxy materials; or

•        Vote by mail, by completing and returning the proxy card in the addressed stamped envelope.

Only stockholders of record at the close of business on November 7, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. The proxy statement and the proxy card are expected to be made available to you online and mailed to you beginning on or about November 9, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be

Held Virtually on December 6, 2023 at 9 a.m., Pacific Time.

The proxy statement and annual report to stockholders

are also available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Stanley Jaworski

Stanley Jaworski
Chairman of the Board
November 9, 2023

i

PROXY STATEMENT OF DECISIONPOINT SYSTEMS, INC.

GENERAL INFORMATION

The proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to you in connection with the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of DecisionPoint Systems, Inc. (“we,” “us,” “our,” or the “Company”) for the purposes set forth in this Proxy Statement. The Annual Meeting will be held virtually on December 6, 2023, at 9 a.m., Pacific Time.

This Proxy Statement is expected to be mailed on or about November 9, 2023 to holders of our common stock, $0.001 par value per share (the “Common Stock”), as of close of business on November 7, 2023 (the “Record Date”).

Your proxy is being solicited by our Board of Directors (the “Board”). Your proxy may be revoked by written notice given to our Secretary at our headquarters at any time before the Annual Meeting. You may also revoke your proxy by submitting a proxy with a later date or by voting during your virtual attendance at the Annual Meeting. To vote online or by telephone, please refer to the instructions on the proxy card or voting instruction form included with the proxy materials. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the accompanying proxy card. Votes submitted online or by telephone or mail must be received by 11:59 p.m., Eastern Time, on December 5, 2023. Submitting your vote online or by telephone or mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card or voting instruction form included with the proxy materials. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than the election of six directors and the ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Meeting

This year’s Annual Meeting will be held entirely online for the convenience of our stockholders. All stockholders of the Company as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/DPSI2023. To join the Annual Meeting, you will need the 16-digit control number, which is found on the proxy card or voting instruction form included with the proxy materials. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy in advance of the Annual Meeting as described herein so that your vote will be counted if you decide not to attend the Annual Meeting. Any stockholder may attend, listen, vote and ask a question during the Annual Meeting with a valid 16-digit control number.

Access to the Audio Webcast of the Annual Meeting

The live audio webcast of the Annual Meeting will begin promptly at 9 a.m., Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions

To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/DPSI2023. Stockholders will need their 16-digit control number, which appears on the proxy card or voting instruction form included with the proxy materials.

Submitting Questions at the Virtual Annual Meeting

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

The Rules of Conduct will be posted at www.proxyvote.com approximately one week prior to the date of the Annual Meeting.

Availability of Live Webcast to Team Members and Other Constituents

The live audio webcast will be available to not only our stockholders but also our team members and other constituents.

Annual Meeting Technical Assistance

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing or hearing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

Securities Entitled to Vote

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record,” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. Regardless of whether you are a stockholder of record or the beneficial owner of shares held in street name, the proxy card and other proxy materials will be mailed directly to you and you will be entitled to vote your shares. You may vote virtually during the Annual Meeting or by proxy in advance of the Annual Meeting by telephone, by mail or online by following the instructions on the proxy card or voting instruction form included with the proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting online, by phone or by mail as instructed in the proxy card or voting instruction form to ensure your vote is counted.

Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote shares held by them at the Annual Meeting. A list of such stockholders will be available for 10 business days prior to the meeting at the Company’s principal executive offices. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting. As of the close of business on the Record Date, there were 7,654,805 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company with voting rights. The Common Stock votes as a single class, with each share of Common Stock entitled to one vote on each matter to be considered at the Annual Meeting.

Matters Scheduled for a Vote

There are two matters scheduled for a vote:

•        Proposal 1:    To elect six directors named in this Proxy Statement with terms to expire at the 2024 Annual Meeting of Stockholders; and

•        Proposal 2:    To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

Aside from the proposals above, our Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

Board of Directors Voting Recommendation

Our Board of Directors recommends that you vote your shares:

•        “For” the election of all six director nominees; and

•        “For” the ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

How to Vote

For Proposal 1, you may vote “For” or you may “Withhold” your vote with respect to each nominee to the Board of Directors. For Proposal 2, you may vote “For,” “Against,” or abstain from voting. The procedures for voting are outlined below.

If you are a stockholder of record or a beneficial owner of shares held in street name as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.proxyvote.com, or by proxy in advance of the Annual Meeting over the Internet, by phone or by mail by following the instructions provided on the proxy card or voting instruction form included with the proxy materials. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting to ensure your vote is counted. You may still attend the Annual Meeting and vote during the Annual Meeting if you have already voted by proxy.

1.      To vote virtually during the Annual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/DPSI2023. You will be asked to provide the 16-digit control number, located on the proxy card or voting instruction form included with the proxy materials, and follow the instructions.

2.      To vote on the Internet, go to www.proxyvote.com. You will be asked to provide the 16-digit control number, located on the proxy card or voting instruction form included with the proxy materials, and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on December 5, 2023 to be counted.

3.      To vote by phone, call 1-800-690-6903. You will be asked to provide the 16-digit control number, located on the proxy card or voting instruction form included with the proxy materials, and then follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on December 5, 2023 to be counted.

4.      To vote by mail, complete, sign, and date the proxy card or voting instruction form enclosed with the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card or voting instruction form to us before the Annual Meeting, we will vote your shares as you direct.

We provide Internet voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Broker Non-Votes

If a beneficial owner of shares held in the name of a broker, bank, or other agent does not provide voting instructions on matters deemed to be “non-routine” under New York Stock Exchange (“NYSE”) rules, the broker, bank or other such agent cannot exercise discretion to vote the beneficial owner’s shares on such “non-routine” matters. These un-voted shares are treated as “broker non-votes” in respect of these “non-routine” matters. Proposal 1 for the election of directors is considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes on this proposal. Because Proposal 2 for the ratification of our independent registered public accounting firm is considered “routine” under NYSE rules, we do not expect broker non-votes on this proposal. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. Accordingly, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, please vote your shares directly by following the instructions on the proxy card or the voting instruction form included with the proxy materials.

Vote Required

In accordance with our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of the capital stock of the Company issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.

Proposal 1.    Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. No cumulative voting is permitted. The six nominees receiving the highest number of votes cast “for” will be elected. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 2.    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm. Abstentions will have no effect and no broker non-votes are expected on this proposal.

How to Change Your Vote After Submitting Proxy

You can revoke your proxy at any time before the final vote at the Annual Meeting in any one of three ways:

1.      A duly executed proxy card or voting instruction form with a later date or time than the previously submitted proxy;

2.      A written notice that you are revoking your proxy to our Corporate Secretary at 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445; or

3.      A later-dated vote on the Internet or by phone or a ballot cast during the Annual Meeting (simply attending the Annual Meeting will not, by itself, revoke your proxy).

How to Submit Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our 2024 proxy statement. Any such proposal must be submitted in writing by August 8, 2024 to our Secretary at 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. If we change the date of our 2024 Annual Meeting by more than 30 days from the one-year anniversary of the 2023 Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate a director or who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by our Secretary at 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445 no earlier than August 8, 2024 and no later than the close of business on September 7, 2024 which notice must contain the information specified in our Bylaws. If we change the date of our 2024 Annual Meeting by more than 30 days before or more than 70 days after the one-year anniversary of the 2023 Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be received, no earlier than 120 days and no later than 90 days prior to our 2024 Annual Meeting, or within 10 days following the first public announcement by the Company of the date of the 2024 Annual Meeting. The public announcement of an adjournment or postponement of the 2024 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.

In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company no later than October 7, 2024 that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Annual Report on Form 10-K (the “Annual Report”), Proxy Statement, or other proxy materials to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.

We will deliver promptly upon written or oral request a separate copy of our Annual Report, Proxy Statement, or other proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please notify our Secretary by phone at (561) 900-3723 or by mail at 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445 to receive a separate copy of our Annual Report, Proxy Statement, or other proxy materials.

If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or other proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report, Proxy Statement, or other proxy materials for your household, please contact our Secretary at the address or phone number provided above.

How to Obtain the Results of Voting at Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Our Mailing Address

Our mailing address is 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Directors

Our stockholders will elect six directors to our Board of Directors at the Annual Meeting. Each of the nominee directors is expected to hold office until the 2024 annual meeting of our stockholders, or until his or her respective successor shall be duly elected and qualified. Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the six nominees who receive the most votes will be elected, even if they get less than a majority of the votes cast.

Each nominee is recommended by the Board, at the recommendation of the nominating and governance committee, and all nominees are current directors of the Company. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees becomes unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board of Directors may, in accordance with our Bylaws, reduce the size of the Board of Directors or may leave a vacancy until a nominee is identified.

The following is a brief biography and certain other information for each of our directors, all of whom are standing for election at the Annual Meeting.

Name	Age	Position
Steve Smith	68	Chief Executive Officer and Director
William Cooke(1)	62	Director
Stanley Jaworski(2)(3)	73	Director and Chairman of the Board
Richard Bravman(3)	68	Director
Michael Taglich(2)(3)	58	Director
John Guttilla(1)(2)	67	Director

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Steve Smith, Chief Executive Officer and Director.    Mr. Smith has been serving as Chief Executive Officer of the Company and as a director since April 11, 2016. Mr. Smith began his focus on the automatic identification and data capture industry in 1991, when he joined Ericsson Communications as Director of Sales and Marketing, with responsibilities over a pioneering mobile computing product there and has held leadership roles at various organizations. Prior to joining DecisionPoint, from 2011 until April 2016, Mr. Smith served as Sales Director — Global Accounts for Zebra Technologies Corporation (NASDAQ: ZBRA), a company focused on manufacturing, selling, marketing, tracking and computer printing technologies. Prior to Zebra Technologies Corporation, from May 2009 until October 2014, Mr. Smith served as a Sales Director at Motorola Solutions where he was a part of the Enterprise Mobility Division that provides advanced data capture, wireless voice and data and field mobility solutions to a broad range of retail, transportation and logistics and government customers. In addition to his positions at Zebra Technologies Corporation and Motorola, Mr. Smith previously held leadership positions at other organizations, including serving as Sr. Vice President, Worldwide Sales and Services at Intelleflex, a Silicon Valley-based company delivering innovative solutions around radio frequency identification technologies. Mr. Smith received a Bachelor’s of Science from Long Island University. We believe Mr. Smith is well qualified to serve on our Board of Directors due to his operational knowledge of the Company and significant industry experience.

Stanley Jaworski, Director and Chairman of the Board.    Stanley P. Jaworski, Jr. became a director on October 3, 2014. He has served as Chairman since February 2016. That same year, Mr. Jaworski founded Opus2 Ventures, LLC, a management advisory firm dedicated to assisting company boards, management and functional leadership in developing successful go-to-market strategies. He currently serves as President and Principal Advisor there. In July 2023, Mr. Jaworski joined the Board of Directors at of Intellinetics, Inc. (INLX: NYSE American) where he also serves as Chairman of the Compensation Committee. In 2014, Mr. Jaworski served as Vice President Global Marketing for the Comodo Group, a cyber security company. Prior to Comodo, Mr. Jaworski served as Vice President, Americas Marketing for Motorola Solutions, Inc. (NYSE:MSI) from 2009 until May 2014. From 2007 to 2009, Mr. Jaworski was Chief Marketing Officer of VBrick Systems, Inc., which provides enterprise video streaming solutions. From 2005 to 2007, he was Vice President, Worldwide Channel Marketing, at NetApp, Inc., a data storage and management company. Prior to NetApp, Mr. Jaworski was at Symbol Technologies, Inc. (now Zebra Technologies)

from 1986 to 2005 where he served in various areas of senior executive responsibility including Vice President and General Manager, Worldwide Channels and Alliances and Vice President, Worldwide Marketing. Mr. Jaworski has over 25 years of experience in the Data Capture/Enterprise Mobility space which is DecisionPoint’s core business. His diversified technology experience and deep domain knowledge of DecisionPoint’s core industry, markets and competitive landscape, provide unique value to DecisionPoint, its customers and shareholders alike. We believe Mr. Jaworski is well qualified to serve on our Board due to his leadership experience in various executive roles.

Richard Bravman, Director.    Richard Bravman became a director on February 24, 2016. Mr. Bravman is an entrepreneurial leader with over 40 years of functional, general management, and board level experience in technology companies ranging in scale from start-up to global S&P 500 public companies, and across the growth stages in between. Since 2013 Mr. Bravman has served as Chief Strategy Officer of Affinity Solutions, an industry leader in precision marketing platform solutions. He also is a strategic advisor for TrustWrx, a cybersecurity company, and is the principal of Coastal Ventures, a firm he founded in 2004 that provides strategic consulting and board services to the executive management of emerging and early-stage technology companies, and to their investors. Mr. Bravman spent the first 25 years of his career in a variety of roles at Symbol Technologies (recently acquired by Zebra Systems). He joined in 1978 as its fifth employee, held numerous positions with increasing responsibilities, and most recently served as the company’s vice chairman and CEO. We believe Mr. Bravman is well qualified to serve on our Board due to his vast managerial and directorial experience with various-sized technology companies.

Michael Taglich, Director.    Mr. Taglich has served as a director since October 2014. Mr. Taglich has been President of Taglich Brothers, Inc., since its founding in 1992. Taglich Brothers is a New York-based full-service securities brokerage firm specializing in the micro-cap segment of the public securities markets. He is currently the Chairman of the Board of Air Industries Group Inc., a publicly traded aerospace and defense company (NYSE: AIRI). He also serves on the board of BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure treatment. He also serves as a director on a number of other public and private companies, including Bridgeline Digital, Inc. (NASDAQ: BLIN) and privately held Icagen Inc., a drug screening company. Mr. Taglich received a Bachelor’s Degree in Business Administration from New York University. We believe Mr. Taglich is well qualified to serve on our Board due to his extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning, and his experience serving on the board of directors for other public companies.

John Guttilla, Director.    John Guttilla became a director on October 3, 2014. Mr. Guttila is a Partner with the accounting firm of Marcum LLP, and previously served various leadership positions at the accounting firm Rotenberg Meril from 1988 until it merged with Marcum LLP in February 2022. He is also a director and Chairman of the Audit Committee of Intellinetics, Inc. (NYSE MKT: INLX). Mr. Gutilla previously served as a director and chairman of the audit committee of Orchids Paper Products Company, an NYSE American listed company, from 2005 until its acquisition in 2019.Mr. Guttilla is a certified public accountant and holds a B.S. degree in Accounting from Fordham University and a Master’s in Taxation from St. John’s University. We believe Mr. Guttilla is well qualified to serve on our Board due to his vast financial knowledge, his accounting background and experience as a director of the board for other public companies.

William Cooke, Director.    Mr. Cooke became a director in November 2021. He joined Taglich Brothers, Inc. in 2012, a New York-based full-service brokerage firm that specializes in placing and investing in private equity transactions for small public and private companies, and participates in sourcing, evaluating, and executing new investments as well as monitoring existing investments. Prior to joining Taglich Brothers, he was a Managing Director of Glenwood Capital LLC from 2010 to 2012, where he advised middle-market clients on capital raising and mergers and acquisitions. From 2001 to 2009, Mr. Cooke sourced, evaluated, and executed mezzanine transactions for The Gladstone Companies and BHC Interim Funding II, L.P. Before entering the private equity industry, Mr. Cooke served as a securities analyst primarily covering the automotive and industrial sectors for ABN AMRO Incorporated and McDonald and Company Securities, Inc. Mr. Cooke received his Bachelor of Arts degree from Michigan State University and Master of Business Administration degree from the University of Michigan. He is a Chartered Financial Analyst and a member of the Board of Unique Fabricating, Inc. (NYSE American: UFAB), Racing & Performance Holdings, LLC, Intellinetics, Inc. (OTCQB: INLX), and a former member of the board of directors of APR, LLC. We believe Mr. Cooke is well qualified to serve on our Board due to his extensive experience with capital raising and his experience serving on the board of directors of other publicly traded companies.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
ALL SIX NOMINEES AS DIRECTORS OF THE COMPANY FOR THE ENSUING TERM.

CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that is applicable to the Company and to all our directors and officers and persons performing similar functions, including our principal executive officer and principal financial officer. A copy of the Company’s Code of Ethics may be obtained on our website at decisionpt.com/code-of-business-ethics/. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above.

Board Leadership Structure and Role in Risk Oversight

We have a Board leadership structure whereby the positions of Chairman of the Board and Chief Executive Officer are separate. We believe this structure provides the Board with independent leadership and oversight of management and allows the Chief Executive Officer to concentrate on the Company’s business operations.

Our Board is comprised of six directors, five of whom we consider independent directors. All of our independent directors are highly accomplished and experienced business leaders in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. We believe the current Board leadership structure facilitates effective communication, oversight and governance of the Company consistent with the best interests of the Company’s shareholders and other stakeholders.

The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•        The audit committee oversees our risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•        The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees.

•        The nominating and governance committee oversees the nomination of candidates to the Board and risks related to our governance structure and processes.

Director Independence

Our Board has affirmatively determined that Messrs. Cooke, Guttilla, Jaworski, Bravman and Taglich are “independent directors” as defined in Section 803 of the NYSE American Company Guide, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the NYSE American Company Guide relating to director independence requirements. Applying these same rules, our Board has affirmatively determined that all members of our audit committee, compensation committee, and the nominating and governance committee are independent.

Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

Our audit committee is composed of Messrs. Cooke and Guttilla. Mr. Guttilla serves as the chairperson of our audit committee. Our Board has determined that each member of our audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the NYSE American

Company Guide and rules. Our Board has also determined that Mr. Guttilla is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as provided under the NYSE American Company Guide. The responsibilities of our audit committee include, among other things:

•        selecting and hiring the independent registered public accounting firm to audit our financial statements;

•        overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

•        reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

•        preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•        reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•        overseeing our policies on risk assessment and risk management;

•        reviewing related party transactions; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, which satisfies the applicable rules and regulations of the SEC and the requirements of the NYSE American Company Guide. Our audit committee charter is available on our website at decisionpt.com/investing-in-decisionpoint/.

Compensation Committee

Our compensation committee is composed of Messrs. Jaworski, Guttilla and Taglich. Mr. Jaworski serves as the chairperson of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the applicable rules and the NYSE American Company Guide and rules. Each member of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•        reviewing and evaluating corporate goals and objectives relevant to compensation of our executive officers;

•        overseeing our overall compensation philosophy and compensation policies;

•        reviewing, and recommending to the Board for approval, compensation, incentive compensation and equity plans for executive officers and directors; and

•        to the extent directed or authorized by the Board, administering our equity compensation plans.

Our compensation committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the NYSE American Company Guide. Our compensation committee charter is available on our website at decisionpt.com/investing-in-decisionpoint/.

Nominating and Governance Committee

The nominating and governance committee is composed of Messrs. Bravman, Jaworski, and Taglich. Mr. Taglich serves as chairperson of our nominating and governance committee. Our Board has determined that all members of our nominating and governance committee meet the requirements for independence under the applicable rules and regulations of the SEC and NYSE American stock exchange. The responsibilities of our nominating and governance committee include, among other things:

•        identifying, evaluating and or making recommendations to our Board regarding, nominees for election to our Board and its committees;

•        evaluating the performance of individual directors and overseeing the evaluation of our Board as a whole;

•        considering and making recommendations to our Board regarding the composition of our Board and its committees; and

•        developing and making recommendations to our Board regarding corporate governance guidelines and matters, including our Code of Conduct.

Our nominating and governance committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the NYSE American Company Guide. Our nominating and governance committee charter is available on our website at decisionpt.com/investing-in-decisionpoint/.

Director Nominations

Our nominating and governance committee recommends to the Board candidates for nomination for election at the annual meeting of the stockholders. The nominating and governance committee also considers director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Bylaws.

We do not have, nor do we intend to formally establish any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the nominating and governance committee considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities, attributes that contribute to the total mix of viewpoints and experience represented on the Board and the ability to represent the best interests of our stockholders.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

•        Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•        Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•        Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•        Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•        Been subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Hedging and Pledging

Our insider trading policy prohibits hedging transactions for all those subject to the policy, which includes all directors, executive officers and employees, and restricts pledging transactions by our directors, executive officers and all other employees.

Family Relationships

There are no family relationships between or among any of our directors or executive officers and any other directors or executive officer.

Meetings of the Board and Committees

During fiscal year 2022, the Board held 6 meetings, the audit committee held 5 meetings, the compensation committee held 3 meetings, and the nominating and governance committee held 1 meeting. During fiscal year 2022, all directors attended at least 75% of the aggregate of the meetings of our Board and of the committees on which each director served.

Annual Meeting Attendance

Each of our directors is strongly encouraged to attend our annual meetings of stockholders. All of our directors attended the 2022 annual meeting of stockholders and we expect that all of our directors will attend the 2023 Annual Meeting.

EXECUTIVE COMPENSATION

Executive Compensation

Our named executive officers consists of our principal executive officer and the next two most highly compensated executive officers. For the year ended December 31, 2022, our named executive officers, consisting of our principal executive officer and our only other executive officer, were:

•        Steve Smith, Chief Executive Officer; and

•        Melinda Wohl, Chief Financial Officer*

____________

*        Ms. Wohl has served as Chief Financial Officer since July 2023 and, prior to that, served as Vice President of Finance and Administration from 2008 until July 2023.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Steve Smith	2022	450,000	—	—	582,480	12,200	1,044,680
Chief Executive Officer	2021	427,973	—	2,010,600	269,472	12,300	2,720,345
Melinda Wohl(5)	2022	198,930	35,000	248,800	64,720	6,658	554,108
Chief Financial Officer	2021	174,933	35,000	193,000	56,140	7,950	467,023

____________

(1)      Amount reflects a discretionary cash bonus for individual performance

(2)      Amounts reflect the grant date fair value of stock options granted to an officer and in accordance with FASB ASC No. 718. See Note 12 to our Consolidated Financial Statements included our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our stock options.

(3)      Amounts represent cash-based incentives upon achievement of certain performance measure thresholds.

(4)      Amounts represent the Company’s 401(k) match.

(5)      Ms. Wohl has served as Chief Financial Officer since July 2023 and served as Vice President of Finance and Administration from 2008 until July 2023.

Narrative to Summary Compensation Table

Except for our standard 401(k) plan available to employees, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers, in the past have, and in the future may receive stock options or restricted stock at the discretion of our board of directors in the future. Equity awards or stock options may be granted at the discretion of our board of directors from time to time. Certain executives are eligible for cash-based incentives for performance measures of net sales and EBITDA.

Annual Incentive Cash Bonus

The Compensation Committee approved annual cash bonuses based on performance measures of net sales and EBITDA, or net income before interest expense, taxes, depreciation and amortization.

Minimum, target and maximum performance thresholds were established for each of the performance measures. No bonuses are earned unless the performance exceeds the minimum threshold.

The following table shows the performance measure thresholds for each measure in 2022 excluding results from the AMG acquisition:

	Performance Threshold
	Minimum	Target	Maximum
Net sales (in millions)	$56.2	$70.2	$93.6
Net sales from services (in millions)	$13.3	$16.6	$22.2
EBITDA (in millions)	$1.8	$2.35	$3.1

The following table represents the percentage of the respective executive’s base salary that would be earned upon achievement of the applicable performance thresholds.

	Steve Smith	Melinda Wohl
Minimum	16%	4%
Target	80%	20%
Maximum	160%	40%

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

		Stock Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Steve Smith	1/29/2021	—	41,667	(1)	3.26	1/29/2026
Melinda Wohl	1/29/2021	—	4,167	(2)	3.26	1/29/2026
	4/1/2022	1,250	3,750	(3)	4.15	3/31/2027
	11/22/2022	37,500	—		6.07	11/21/2027

____________

(1)      The option became exercisable as follows: (i) 10,417 shares became exercisable on January 29, 2023, (ii) 10,417 shares became exercisable on April 29, 2023, (iii) 10,417 shares became exercisable on July 29, 2023, and (iv) 10,417 shares became exercisable on October 29, 2023.

(2)      The option became exercisable as follows: (i) 1,042 shares became exercisable on January 29, 2023, (ii) 1,042 shares became exercisable on April 29, 2023, (iii) 1,042 shares became exercisable on July 29, 2023, and (iv) 1,042 shares became exercisable on October 29, 2023.

(3)      The option became or becomes exercisable as to the remaining shares as follows: (i) 417 shares became exercisable on January 1, 2023, (ii) 417 shares became exercisable on April 1, 2023, (iii) 417 shares became exercisable on July 1, 2023, (iv) 417 shares became exercisable on October 1, 2023, (v) 417 shares become exercisable on January 1, 2024, (vi) 416 shares become exercisable on April 1, 2024, (vii) 416 shares become exercisable on July 1, 2024, (viii) 416 shares become exercisable on October 1, 2024, and (ix) 416 shares become exercisable on January 1, 2025.

Executive Employment Arrangements

On April 11, 2016 we entered into an employment agreement with Mr. Smith, which was amended on March 25, 2019 and further amended on January 1, 2022 (as amended, the “CEO Employment Agreement”) with respect to his continuing employment as Chief Executive Officer of the Company. The CEO Employment Agreement provides for a fixed term of employment through December 31, 2024. Pursuant to the CEO Employment Agreement, Mr. Smith’s annual base salary for 2022 was $450,000, which, by its terms, increased to $463,500 in 2023, and will increase to $477,405 in 2024. In addition, pursuant to the CEO Employment Agreement, Mr. Smith was entitled to an annual bonus in a minimum amount of $360,000 for 2022, based on the Company achieving certain defined gross revenue, EBITDA, and service revenue attainment thresholds. In future years, the Company’s Board of Directors or a committee thereof will set the relevant targets to receive an annual bonus.

On July 20, 2023, we entered into an employment agreement with Melinda Wohl (the “CFO Employment Agreement”), in connection with her appointment as Chief Financial Officer. The CFO Employment Agreement is for an initial term commencing July 20, 2023 and ending on December 31, 2025 unless the Company and Ms. Wohl mutually agree to additional one year extensions, or it is otherwise terminated pursuant to the terms of the CFO Employment Agreement. Ms. Wohl is an at-will employee and either party may terminate Ms. Wohl’s employment and the agreement at any time, for cause or other than for cause, pursuant to the terms of the CFO Employment Agreement. Pursuant to the CFO Employment Agreement, Ms. Wohl will receive an annual base salary of $250,000 (the “Base Salary”) and is eligible for an annual bonus (the “Annual Bonus”). Initially, Ms. Wohl will be eligible to receive an Annual Bonus equal to the lower of (i) 20% of the Base Salary or (ii) $50,000 based on achieving certain defined gross revenue, adjusted EBITDA target and service revenue attainment thresholds. In future years, the Company’s Board of Directors or a committee thereof will set the relevant targets to receive an annual bonus.

Potential Payments Upon Termination or Change in Control

Under the terms of the CEO Employment Agreement, upon a termination of Mr. Smith’s employment by the Company other than for cause (including his termination in connection with a Change of Control, as defined in the CEO Employment Agreement), or his resignation for good reason, Mr. Smith will be entitled to (i) accrued obligations including any equity incentive awards which have vested through the termination date and (ii) 12 months of his annual base salary then in effect. As of December 31, 2022, potential severance payments upon termination other than for cause or his resignation for good reason was $450,000.

Under the terms of the CFO Employment Agreement, upon a termination of Ms. Wohl’s employment by the Company other than for cause, or her resignation for good reason (each, a “Non-Change in Control Termination”), Ms. Wohl will be entitled to (i) accrued obligations including any equity incentive awards which have vested through the termination date and (ii) 8 months of Base Salary (the “Severance Payment”). If the Non-Change in Control Termination occurs within one year after a Change of Control (as defined in the CFO Employment Agreement), the Severance Payment will be 12 months of Base Salary and unvested equity incentive awards will vest as the of date of termination. As of December 31, 2022, Ms. Wohl would not have been entitled to any severance payments in connection with a termination or change in control.

Director Compensation

Our non-employee directors receive an annual cash retainer of $30,000 for their service on our board. In addition, Mr. Jaworski received an additional $60,000 for serving as Chairman of the Board and Mr. Guttilla received an additional $10,000 for serving as Audit Committee Chair.

Annual service for retainer purposes relates to the approximate 12-month period between annual meetings of our stockholders and all retainers are paid in quarterly installments. A prorated annual retainer will be paid to any person who becomes a member of our board, a committee chair or a member of any committee on a date other than the date of the annual meeting of our stockholders.

The following table sets forth the independent director compensation payments and the grant date fair value of stock option awards granted during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Stanley Jaworski	90,000	232,000	(2)	322,000
Richard Bravman	30,000	55,680	(3)	85,680
John Guttilla	40,000	55,680	(4)	95,680
Michael Taglich	30,000	55,680	(5)	85,680
William Cooke	30,000	55,680	(6)	85,680

____________

(1)      Amounts reflect the grant date fair value of stock options in accordance with FASB ASC No. 718. See Note 12 to our Consolidated Financial Statements included our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our stock options.

(2)      On January 1, 2022, Mr. Jaworski was granted a stock option to purchase 25,000 shares of common stock. As of December 31, 2022, Mr. Jaworski held options to purchase an aggregate of 87,500 shares of common stock, all of which were vested.

(3)      On January 1, 2022, Mr. Bravman was granted a stock option to purchase 6,000 shares of common stock. As of December 31, 2022, Mr. Bravman held options to purchase an aggregate of 17,000, all of which were vested.

(4)      On January 1, 2022, Mr. Guttilla was granted a stock option to purchase 6,000 shares of common stock. As of December 31, 2022, Mr. Guttilla held options to purchase an aggregate of 12,000,000 shares of common stock, all of which were vested.

(5)      On January 1, 2022, Mr. Taglich was granted a stock option to purchase 6,000 shares of common stock. As of December 31, 2022, Mr. Taglich held options to purchase an aggregate of 17,000 shares of common stock, all of which were vested.

(6)      On January 1, 2022, Mr. Cooke was granted a stock option to purchase 6,000 shares of common stock. As of December 31, 2022, Mr. Cooke held options to purchase an aggregate of 8,000 shares of common stock, all of which were vested.

Equity Compensation Plan Information

Our Board has adopted the Amended 2014 Equity Incentive Plan (the “Plan”) for the purposes of promoting the long-term success of the Company and the creation of stockholder value. Our stockholders approved the adoption of the Plan, and amendments to the Plan after its adoption to increase the number of shares of Company common stock reserved for issuance under the Plan. The Plan is administered by the Board (in consultation with the compensation committee) and provides for equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and other stock bonus awards and performance compensation awards.

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants, and rights under all of our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	458,957	$4.08	648,230
Equity compensation plans not approved by security holders	—	—	—
Total	458,957	$4.08	648,230

Pay Versus Performance

The following disclosure illustrates the relationship between the compensation actually paid to our executive officers and the performance of the Company. The table below presents information for each of the last two fiscal years regarding (i) the total compensation, as reported in the summary compensation table, for our principal executive officer serving in that capacity during the applicable fiscal year (the “PEO”) and the average total compensation of our other named executive officers, excluding the PEO, who were serving in that capacity during the applicable fiscal year as disclosed in the summary compensation table (“NEOs”), (ii) total compensation actually paid to the PEO and the total compensation actually paid to the other NEOs on average, (iii) total shareholder return for the Company, and (iv) the Company’s net income (loss).

Year	Summary compensation table total for PEO(1)	Compensation actually paid to PEO(1)(2)	Average summary compensation table total for non-PEO NEOs(3)	Average compensation actually paid to non-PEO NEOs(2)(3)	Value of initial fixed $100 investment based on total shareholder return	Net income
2022	$1,044,680	$893,222	$554,108	$592,786	$149	$3,111,000
2021	$2,720,345	$1,938,939	$415,711	$414,226	$170	$1,414,000

____________

(1)      For each of fiscal year 2021 and 2022, Steve Smith served as our PEO.

(2)      To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for the PEO and for the average of the non-PEO NEOs is set forth following the footnotes to this table.

(3)      For fiscal year 2022, our named executive officer, excluding the PEO, consisted solely of Melinda Wohl, who served as the Vice President of Finance and Administration. For fiscal year 2021, our named executive officers, excluding the PEO, included (i) Melinda Wohl, who served as the Vice President of Finance and Administration and (ii) David Peddemors, who served as our Vice President of Sales and Marketing.

Reconciliation of Compensation Actually Paid Adjustments

The following reflects adjustments made to total compensation as reported in the summary compensation table to calculate compensation actually reported for each fiscal year:

	PEO(1)(2)		Average non-PEO NEOs(2)
	2021 ($)	2022 ($)	2021 ($)	2022 ($)
Summary Compensation Total	2,720,345	1,044,680	415,711	554,108
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(3)	2,010,600	—	96,500	248,800
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(4)	732,501	—	36,626	30,375
(+/-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(5)	—	(28,750)	23,084	(2,875)
(+) Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(6)	496,693	—	27,097	272,250
(+/-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(7)	—	(122,708)	8,208	(12,272)
(-) Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(8)	—	—	—	—
Compensation Actually Paid	1,938,939	893,222	414,226	592,786

____________

(1)      For each of fiscal year 2021 and 2022, Steve Smith served as our PEO.

(2)      Refer to footnote 2 of the pay versus performance table above for the NEOs included in the average for each of 2022 and 2021.

(3)      Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(4)      Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(5)      Represents the change in fair value during the indicated fiscal year of each option award and stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(6)      Represents the fair value at vesting of the option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(7)      Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(8)      Represents the fair value as of the last day of the prior fiscal year of the option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

Relationship Between Pay and Performance

The illustrations below provide graphical descriptions of: (a) the relationship between (i) compensation actually paid to the PEO and average compensation actually paid to the other NEOs and (ii) cumulative total shareholder return of the Company and (b) the relationship between (i) compensation actually paid to the PEO and average compensation actually paid to the other NEOs and (ii) net income of the Company.

Compensation Actually Paid and the Company’s Total Shareholder Return

Compensation Actually Paid vs. Total Stockholder Return
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
$175
$170
$165
$160
$155
$150
$145
$140
$135
2021
2022
PEO
Average Non-PEO NEO
TSR

Compensation Actually Paid and the Company’s Net Income

Compensation Actually Paid vs. Net Income
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
2021
2022
PEO
Average Non-PEO NEO
Net income

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 25, 2023 for:

•        each person, or group of affiliated persons, who we know to beneficially own more than five percent (5%) of our common stock;

•        each of our named executive officers;

•        each of our directors and director nominees; and

•        all of our executive officers and directors as a group.

The percentage of beneficial ownership information shown in the table is based on 7,671,868 shares of common stock outstanding as of October 25, 2023.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than five percent (5%) of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within sixty (60) days of October 25, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address of each of the individuals and entities named in the table below is c/o DecisionPoint Systems, Inc., 1615 South Congress Avenue Suite 103, Delray Beach, FL 33445.

	Shares of Common Stock Beneficially Owned	%
Named Executive Officers and Directors:
Michael N. Taglich(1)	853,700	11.1%
Steve Smith(2)	621,262	8.1%
Stanley P. Jaworski, Jr.(3)	117,769	1.5%
Melinda Wohl(4)	67,093	*
John Guttilla(5)	65,188	*
Richard Bravman(6)	38,410	*
William Cooke(7)	31,153	*
All current directors and executive officers as a group (7 persons)	1,794,574	23.1%

5% Stockholders
Robert Taglich(8)	484,157	6.3%
37 Main Street Cold Spring Harbor, NY 11724

____________

*        Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)      Includes warrants exercisable to acquire 7,875 shares at $1.00 per share, warrants exercisable to acquire 15,750 shares at $1.40 per share and options to acquire 23,000 shares of common stock.

(2)      Includes options to acquire 24,522 shares of common stock.

(3)      Includes options to acquire 99,500 shares of common stock.

(4)      Includes options to acquire 44,377 shares of common stock.

(5)      Includes options to acquire 18,000 shares of common stock.

(6)      Includes options to acquire 23,000 shares of common stock.

(7)      Includes warrants exercisable to acquire 1,313 shares at $1.00 per share, warrants exercisable to acquire 2,625 shares at $1.40 per share and options to acquire 14,000 shares of common stock.

(8)      Includes warrants exercisable to acquire 7,875 shares at $1.00 per share and warrants exercisable to acquire 15,750 shares at $1.40 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.”

Transactions with Della Pietra & Associates LLP

The Company utilizes various law firms for legal services, including the law firm of Della Pietra & Associates LLP (“Della Pietra”) for certain corporate, transactional and related company legal matters. One of the partners of Della Pietra is the brother-in-law of Steve Smith, the Company’s Chief Executive Officer. Since January 1, 2021 the Company has paid fees totaling approximately $874,546 to Della Pietra. The Company believes the rates charged by, and the fees paid to, Della Pietra are reasonable market rates.

Policies and Procedures with Respect to Related Person Transactions

Our audit committee is responsible for reviewing and approving all related party transactions. At least annually, management will elicit information from our executive officers and directors as to existing and potential related party transactions and will seek to obtain such information from 5% stockholders known to us. An executive officer or director will promptly inform the Chair of the audit committee when the officer or director becomes aware of a potential related person transaction in which the officer or director would be a related person.

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The audit committee of our Board of Directors has selected Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Haskell & White LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Haskell & White LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Haskell & White LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Haskell & White LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection of Haskell & White LLP for our fiscal year ending December 31, 2023. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the costs and expenses for professional audit services rendered by Haskell & White LLP, an independent registered public accounting firm, for the audit of the financial statements for 2022 and 2021.

	2022	2021
Audit fees	$213,100	$217,030
Audit related fees	—	—
Tax fees	—	—
All other fees(1)	12,700	—
Total	$225,800	$217,030

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(1)      Accounting fees incurred related to the 2022 acquisition of AMG.

Pre-Approval Policies and Procedures

The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence for audit purposes. Our independent registered public accounting firm has not been engaged to perform any non-audit services other than tax-related services.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE
“FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE

The audit committee operates pursuant to a written charter, which complies with the corporate governance standards set forth in the NYSE American Company Guide. A copy of the current charter is available on our website. This report reviews the actions taken by the audit committee with regard to our financial reporting process for the fiscal year 2022 and the audited consolidated financial statements.

The audit committee is composed solely of independent directors. None of the audit committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.

Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The audit committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the audit committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the audit committee regarding independence. The audit committee also considered whether the provision of services during the fiscal year ended December 31, 2022 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the audit committee discussed with the independent auditors the overall scope and plan for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

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*        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE AUDIT COMMITTEE

John Guttilla, Chairman
William Cooke

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://decisionpt.com.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

STOCKHOLDER COMMUNICATIONS

We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact the Board or any of its members may do so by writing to DecisionPoint Systems, Inc., 1615 South Congress Avenue Suite 103, Delray Beach, FL 33445. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member will be referred to our Secretary.

OTHER BUSINESS

Management knows of no other business that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.